Exhibit 99.1

FORM OF SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this “Agreement”) is entered into as of October 26, 2025 (the “Effective Date”), by and between [•] (the “Investor”), and MapLight Therapeutics, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company is proposing to issue and sell to the Investor (the “Offering”) [•] of the Company’s voting common stock, $0.0001 par value per share (the “Common Stock”), contemporaneously with the Company’s initial public offering of Common Stock (“IPO”), pursuant to the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the closing of the Offering shall take place concurrently with the closing of the IPO (the “IPO Closing Time”) and at a price per share equal to the initial public offering price per share that the Common Stock is sold to the public in the IPO (the “IPO Price”), as set forth on the cover of the final prospectus filed with the Securities and Exchange Commission (the “SEC”);

WHEREAS, the Shares are being offered to the Investor pursuant to a private placement exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, in order to effect the IPO, the Company shall enter into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Jefferies LLC, Leerink Partners LLC, and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein (acting in such capacity, collectively, the “Underwriters”), substantially in the form attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth below, the parties hereto hereby agree as follows:

1. Sale of Shares.

(a) Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, the Company hereby agrees to sell to the Investor, and the Investor hereby agrees to purchase from the Company, $[•] of the Company’s Common Stock (the “Investment Amount”) at the IPO Price. The number of shares of Common Stock to be sold by the Company and purchased by the Investor hereunder (the “Shares”) shall equal the number of shares determined by dividing the Investment Amount by the IPO Price (rounded down to the nearest whole share). The total purchase price to be paid by the Investor for the Shares is equal to (i) the number of Shares multiplied by (ii) the IPO Price (the “Purchase Price”).

(b) Closing. The closing of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Cooley LLP, 11951 Freedom Drive, 14th Floor, Reston, VA 20190 or at such other place as shall be agreed upon by the parties hereto, after the satisfaction or waiver of each of the conditions set forth in Section 3 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) concurrently with the IPO Closing Time. At the Closing, (i) the Company shall cause the Company’s transfer agent to deliver the Shares directly to the Investor registered in the name of the Investor, and (ii) the Purchase Price for the Shares shall be delivered by or on behalf of the Investor directly to the Company.

(c) Payment of Purchase Price. Payment by the Investor of the Purchase Price to the Company shall be made at the Closing by wire transfer of immediately available funds equal to the Purchase Price to an account specified in writing by the Company at least one business day prior to the Closing.

Payment of the Purchase Price for the Shares shall be made against delivery to the Investor of the Shares, which Shares shall be uncertificated and shall be registered in the name of the Investor on the books of the Company by the Company’s transfer agent.

2. Representations and Warranties.

2.1 Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows as of the date hereof and as of the time of the Closing:

(a) The representations and warranties of the Company set forth in the Underwriting Agreement are true and correct on and as of the date hereof, with the same effect as if made to the Investor herein on the date hereof (except to the extent any such representations and warranties expressly relate to a particular date, in which case such representations and warranties are true and correct, with the same effect as if made to the Investor as of such particular date) (after giving effect to any materiality or other qualifiers contained therein);

(b) The Company has the full right, power, authority and capacity to enter into this Agreement and the Engagement Letter (as hereinafter defined) and to consummate the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Engagement Letter and the consummation of the transactions contemplated hereby and thereby;

(c) Each of this Agreement and the Engagement Letter constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity. Upon issuance in accordance with, and payment pursuant to, the terms of this Agreement, the Shares will be duly authorized, validly issued and fully-paid and nonassessable, not subject to any preemptive or similar rights and will be issued to the Investor free of liens, encumbrances and restrictions on transfer other than (i) restrictions on transfer under this Agreement and under applicable state and federal securities laws, (ii) restrictions on transfer under the lock-up agreement entered into by the Investor or its affiliates in connection with the IPO and (iii) any liens, encumbrances or restrictions on transfer that are created or imposed by the Investors. Subject in part to the truth and accuracy of the Investors’ representations set forth in Section 2.2 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of applicable state and federal securities laws;

(d) The execution and delivery by the Company of, and the performance by the Company of its obligations under each of this Agreement and the Engagement Letter, the offer, issuance, sale and delivery of the Shares, the consummation of the transactions contemplated hereby and compliance by the Company with its obligations hereunder does not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) the certificate of incorporation or by-laws (or other applicable organizational document) of the Company or any of its subsidiaries, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clauses (i) and (iii) for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (as defined in the Underwriting Agreement); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws, which have been made or will be made in a timely manner, or have otherwise been duly waived.

(e) Neither the Company nor, to the best of the Company’s knowledge, any of its Affiliates (which term, as used herein, shall have the meaning set forth in Rule 405 under the Securities Act) or any person or entity acting on its or their behalf has, directly or indirectly, at any time within the past six months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Section 4(a)(2) the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any trading market on which any of the securities of the Company are listed or designated; and

(f) Upon issuance, the Shares will be treated as “Registrable Securities” as defined in and pursuant to that certain Amended and Restated Investor Rights Agreement, dated July 18, 2025, by and among the Company, and each of the investors listed on Schedule A thereto.

2.2 Representations and Warranties of the Investor. The Investor represents and warrants to the Company as follows:

(a) (i) It is an institutional “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act or a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and the Investor is an “institutional account” within the meaning of FINRA Rule 4512(c); (ii) it has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof; (iii) it has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management; (iv) all documents, records, and information pertaining to its investment in the Common Stock and the Company that have been requested by it, if any, have been made available or delivered to it prior to the date hereof; (v) its financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and can bear the loss of the entire investment in such Shares; (vi) it is not purchasing the Shares as the result of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or as a result of the Investor’s review of public filings by the Company; (vii) it has independently evaluated the merits of its decision to purchase securities of the Company; (viii) it has had access to, and an adequate opportunity to review, financial and other information and has been offered the opportunity to ask questions of the Company and received answers thereto, as it deemed necessary to make its decision to purchase securities of the Company; (ix) it has not relied on the advice of, or any representations by, any of Morgan Stanley & Co. LLC, Jefferies LLC, Leerink Partners LLC, and Stifel, Nicolaus & Company, Incorporated (acting in their capacity as placement agents for the Offering, collectively, the “Placement Agents”), or any of their affiliates or any representative of the Placement Agents or their affiliates in making such decision; and (x) none of the Placement Agents nor any of their representatives has any responsibility with respect to the completeness or accuracy of any information or materials furnished to the Investor in connection with the transactions contemplated hereby, and the Investor understands that the Placement Agents have not acted as the Investor’s financial advisor or fiduciary and have acted solely as the agents of the Company in this placement of the Shares and the Investor has not relied on the business or legal advice of the Placement Agents or any of their agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to the Issuer in connection with the transactions contemplated hereby;

(b) The Investor understands that this Agreement is made in reliance upon the Investor’s express representations, which it hereby represents and warrants to the Company, that (i) the Shares being purchased by the Investor are being acquired for the Investor’s own account (and not on behalf of any other person or entity) for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Shares or any portion thereof; (ii) the Investor was not organized for the specific purpose of acquiring the Shares; and (iii) the Shares will not be sold by the Investor without registration under the Securities Act or applicable state securities laws, or an exemption therefrom;

(c) The Investor further understands that the Shares being purchased by the Investor hereunder have not been registered under the Securities Act or any state securities laws and are instead being offered and sold in reliance on an exemption from such registration requirements. The Investor represents and warrants to the Company that, to the Investor’s knowledge, the Investor has not taken any action which could reasonably be expected to cause the sale of the Shares to be sold by the Company to the Investor to fail to qualify as exempt from the registration requirements of the Securities Act. The Investor further understands that until such time as the Shares shall have been registered under the Securities Act and applicable state securities laws or shall have been transferred in accordance with an opinion of counsel reasonably satisfactory to the Company that such registration is not required, stop transfer instructions shall be issued to the Company’s transfer agent and any certificate or certificates representing such securities shall bear a restrictive legend stating that such securities have not been registered under the Securities Act and applicable state securities laws and referring to restrictions on the transferability and sale thereof;

(d) The Investor further understands that its representations and warranties hereunder will not preclude disposition of the Shares without registration thereof, in compliance with Rule 144 promulgated under the Securities Act (“Rule 144”). The Investor understands and acknowledges, however, that there may not be available when the Investor wishes to sell the Shares, or any portion thereof, the adequate current public information with respect to the Company which would permit offers or sales of such securities pursuant to Rule 144, and, therefore, compliance with the Securities Act or some other exemption from the registration and prospectus delivery requirements of the Securities Act may be required for any such offer or sale; and

(e) (i) The Investor is validly existing as a [•] in good standing under the laws of [•], (ii) the Investor has all requisite power and authority to execute and deliver this Agreement; and (iii) this Agreement constitutes the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity.

3. Conditions to the Closing. The obligations of the Company and the Investor hereunder are subject to the satisfaction of the conditions set forth below on or before the Closing. If for any reason any of the conditions set forth in this Section 3 are not satisfied or waived by each party entitled to the benefit of such conditions at or prior to the Closing, then each party by written notice given to the other parties hereto shall have the right to elect to terminate this Agreement and each party shall be released from their obligations hereunder and shall have no further liability hereunder, provided, however, that nothing contained in this Section 3 shall relieve any party from liabilities or damages arising out of any fraud or willful breach by such party of this Agreement prior to such termination.

(a) Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Shares at the Closing are subject to the satisfaction of the following conditions unless otherwise waived by the Investor in its sole discretion:

(i) the representations and warranties of the Company contained in Section 2.1 herein shall be true and accurate on and as of the Closing with the same force and effect as if they had been made at the Closing (except to the extent any such representations and warranties expressly relate to a particular date, in which case such representations and warranties are true and correct as of such particular date) (after giving effect to any materiality or other qualifiers contained therein);

(ii) the Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein;

(iii) no governmental authority or body shall have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, law or order enjoining, suspending or otherwise prohibiting or making illegal the consummation of the transactions contemplated at the Closing, any stop order suspending the effectiveness of the registration statement filed with the SEC with respect to the IPO shall be or shall have been in effect, or any proceedings for such purpose or pursuant to Section 8A under the Securities Act shall be or shall have been pending before or threatened by the SEC;

(iv) the Engagement Letter shall be in full force and effect and none of the parties thereto shall have asserted any claim or initiated any action pursuant thereto;

(v) the Company shall have consummated the IPO and the Underwriters shall have purchased, concurrently with the purchase of the Shares by the Investor hereunder, the Firm Shares (as defined in the Underwriting Agreement) at the IPO Price (less any applicable underwriting discounts or commissions); and

(vi) the Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares.

(b) Conditions to the Company’s Obligations. The Company’s obligations to sell the Shares at the Closing are subject to the satisfaction of the following conditions unless otherwise waived by the Company in its sole discretion:

(i) the Investor shall have paid the Purchase Price to the Company by wire transfer of immediately available funds as specified in Section 1(c) of this Agreement;

(ii) the representations and warranties of the Investor contained in Section 2.2 shall be true and accurate on and as of the Closing with the same force and effect as if they had been made at the Closing; and

(iii) the Underwriters shall have purchased, concurrently with the purchase of the Shares by the Investor hereunder, the Firm Shares (as defined in the Underwriting Agreement) at the IPO Price (less any underwriting discounts or commissions).

4. Reliance by the Placement Agents. The parties agree and acknowledge that the Placement Agents may rely on, as an express third party beneficiary, (a) the representations, warranties, agreements and covenants of the Company contained in this Agreement and (b) the representations and warranties of the Investor contained in this Agreement, in each case as if such representations, warranties, agreements and covenants, as applicable, were made directly to the Placement Agents.

5. Exculpation of Placement Agents. Each party agrees, for the express benefit of the Placement Agents, their affiliates and their respective representatives, that:

(a) None of the Placement Agents, any of their affiliates or any of their respective representatives (i) has any duties or obligations other than those specifically set forth herein or in the Engagement Letter by and among the Company and the Placement Agents, entered into on October 26, 2025 (as amended from time to time, the “Engagement Letter”); (ii) makes any representation or warranty, express or implied, pursuant to this Agreement or in connection with any of the transactions contemplated hereby and has not provided any advice or recommendation to the Investors in connection with the purchase or sale of the Shares; or (iii) shall be liable for (x) any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion, rights or powers conferred upon it by this Agreement, (y) any improper payment made in accordance with the information provided by the Company, or (z) anything which any of them may do or refrain from doing in connection with this Agreement, except for such party’s own gross negligence, recklessness or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment.

(b) None of the Placement Agents, any of their affiliates or any of their respective representatives shall be responsible for, or have any duty to ascertain or inquire into, (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents, validity, accuracy, value or genuineness of any certificate, report or other document delivered by or on behalf of the Company, the Investor or any other party pursuant to this Agreement or in connection with any of the transactions contemplated hereby, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in this Agreement, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, or (v) the satisfaction of any condition set forth in Section 3 of this Agreement.

(c) The Placement Agents, their affiliates and their respective representatives shall be entitled to (i) rely on, and shall not incur any liability for acting reasonably upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company; (ii) consult with legal counsel and other experts, and shall not be liable for any lawful action taken or not taken in accordance with the advice of any such counsel or experts; and (iii) be indemnified by the Company for acting as Placement Agents hereunder pursuant to the indemnification provisions set forth in the Engagement Letter.

(d) Nothing contained in this Section 5 or elsewhere in this Agreement shall affect the obligations and liability of any of the Placement Agents, any of their affiliates or any of their respective representatives pursuant to the Underwriting Agreement or otherwise under applicable law or regulation in connection therewith.

(e) Each of the Placement Agents is acting solely as placement agent to the Company in connection with the sale of the Shares and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for any Investor, the Company or any other person or entity in connection with the sale of Shares.

6. No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company (other than the Investor) shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to Investor, or that would be integrated with the offer or sale of such Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

7. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Shares without registration, the Company agrees that it shall:

(a) use its commercially reasonable efforts to make and keep available public information regarding the Company, as those terms are understood and defined in Rule 144 under the Securities Act, and file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Securities and Exchange Act of 1934, as amended; and

(b) furnish, unless otherwise available at no charge by access electronically to the SEC’s EDGAR filing system, to the Investor forthwith upon request (i) a copy of the most recent annual or quarterly report of the Company and (ii) such other information as may be reasonably requested by Investor in availing itself of any rule or regulation of the SEC that permits the Investor to sell any such Shares without registration.

The obligations of the Company pursuant to this Section 7 shall commence upon the termination of the Restricted Period (as defined in the Underwriting Agreement) and terminate upon the earlier of the closing of a Change of Control (as defined below) and September 30, 2027. As used herein, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold more than 50% of the outstanding voting securities of the Company or the surviving entity.

8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9. Notices. Notices given hereunder shall be deemed to have been duly given, only if given in writing, and on (i) the date of personal delivery; (ii) on the date one day after being delivered to a reputable overnight courier with proper delivery instructions; or (iii) if delivered by email, upon electronic confirmation of receipt to the party being notified as addressed as follows: (a) if to the Investor, to: [•], (b) if to the Company, to: MapLight Therapeutics, Inc. at 800 Chesapeake Drive, Redwood City, California 94063, Attention: Chief Financial Officer (vsetia@maplightrx.com), with a copy (which shall not constitute notice) to: Cooley LLP, 11951 Freedom Dr Suite 1400, Reston, VA 20194.

10. Entire Agreement and Amendments. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto or, in the case of a waiver, by the party waiving compliance. No waiver shall be deemed a waiver of any subsequent breach or default. Notwithstanding anything to the contrary herein, Section 4 and 5 of this Agreement may not be waived, modified, supplemented or amended without the written consent of the Placement Agents.

11. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to conflict of laws principles which would result in the application of the law of any other jurisdiction.

12. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof.

13. Assignment. This Agreement may not be assigned by the Company or the Investor without the prior written consent of the other parties hereto.

14. Captions. Captions are for convenience only and are not deemed to be part of this Agreement. All references herein to numbered Sections are to Sections of this Agreement unless otherwise indicated.

15. Survival. The representations and warranties contained herein shall survive the Closing.

16. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www. Docusign.com or www.echosign.com) or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

17. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

18. Legend Removal. If an Investor has resold all or a portion of the Shares in a manner described under the caption “Plan of Distribution” in a then-effective and available registration statement registering the resale of the Shares (“Resale Registration Statement”) or pursuant to Rule 144 or other available exemption from registration under the Securities Act, such Investor shall promptly (a) send a confirmation to the Company’s transfer agent setting forth the number of such Shares that have been so resold and the date of such resale (such confirmation, the “Transfer Agent Confirmation”) and (b) deliver to the Company, the transfer agent and legal counsel to the Company a customary seller’s representation letter and broker’s representation letter confirming the resale of such Shares in the manner described above, together with any other documentation reasonably required by the transfer agent and/or the Depository Trust Company and, if applicable and requested by the Company, a legal opinion of the investor’s counsel that the sale of such shares did not require registration under the Securities Act, in a form and substance reasonably satisfactory to the Company and its legal counsel (the “Resale Deliverables”). The Company and the Investor hereby acknowledge that, if and when such Investor has (i) resold Shares in a manner described under the caption “Plan of Distribution” in the Resale Registration Statement or pursuant to Rule 144 or other available exemption from registration under the Securities Act and (ii) delivered the Resale Deliverables, the Company shall instruct the transfer agent to cause such shares to be credited to accounts designated by the Investor for the persons who purchased such Shares from the Investor. Upon the written request by the Investor to the Company if, at the time of such request, such Investor (i) is not, and has not been during the preceding three months, an affiliate of the Company and (ii) has held the portion of the Shares subject to such request for at least one year as determined in accordance with Rule 144, and at such time no other requirements would need to be satisfied in order for the Investor to sell the Shares under Rule 144, the Company shall, no later than two business days following the delivery by such Investor to the Company’s transfer agent of one or more legended certificates or book-entry statements representing such Shares issued to such Investor together with such other documentation from such Investor and its designated broker as the transfer agent or the Company deems necessary and appropriate, authorize the transfer agent to remove the Securities Act restrictive legend (and any stop transfer instructions placed against transfer of any such Shares) affixed to the portion of such Shares for which all conditions to such Investor’s ability to resell under Rule 144 have then been satisfied. At the time the Company authorizes the removal of the Securities Act restrictive legend (and any stop transfer instructions placed against transfer of any such Shares) pursuant to this Section 18, the Company shall also use its commercially reasonable efforts, at its sole expense, to cause its legal counsel to issue to the transfer agent a legal opinion or direction letter instructing the transfer agent that it is authorized to remove the Securities Act restrictive legend affixed to such Shares as contemplated by this Section 18. The Company shall be responsible for the fees of its transfer agent and any Depository Trust Company fees associated with such issuance.

19. Termination. This Agreement shall automatically terminate upon the earliest to occur, if any, of: (a) either the Company, on the one hand, or the Underwriters, on the other hand, advising the other in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the IPO; (b) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to the sale of any of the Common Stock to the Underwriters; (c) termination of the Engagement Letter; (d) the registration statement filed with the SEC with respect to the IPO is withdrawn; (e) if the Closing has not occurred on or prior to November 30, 2025; or (f) the written consent of each of the Company and the Investor.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

MAPLIGHT THERAPEUTICS, INC.

By:
Name: Vishwas Setia
Title: Chief Financial Officer

INVESTOR:

[•]

By:
Name:
Title:

[Signature Page to Share Purchase Agreement]

EXHIBIT A

Form of Underwriting Agreement